Exhibit 10.43

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of February 27, 2015 (this “Agreement”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”) under the Credit Agreement (as defined below), each Lender party hereto making a 2015-1 Incremental Term Loan (as defined below) (collectively, the “2015-1 Incremental Term Loan Lenders”) and, solely for purposes of Sections 2(c), 3 and 5 through 13, the other Lenders party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2014 (as amended by Amendment No. 1 to Credit Agreement dated as of September 8, 2014, as further amended by Amendment No. 2 to Credit Agreement dated as of October 21, 2014, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting Incremental Tranche B Term Loans pursuant to Section 2.25(a) of the Credit Agreement;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Borrower may obtain Incremental Tranche B Term Loans by, among other things, entering into one or more Incremental Facility Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested that the 2015-1 Incremental Term Loan Lenders make Incremental Tranche B Term Loans in an aggregate principal amount equal to $55,000,000 (the Incremental Tranche B Term Loans made in such principal amount on the Amendment No. 3 Effective Date (as defined below), the “2015-1 Incremental Term Loans”);

WHEREAS, Section 2.25 of the Credit Agreement permits an Incremental Facility Amendment to effectuate such amendments to the Credit Agreement as may be necessary or appropriate to effectuate the provisions of Section 2.25;

WHEREAS, the 2015-1 Incremental Term Loan Lenders have indicated their willingness to lend the 2015-1 Incremental Term Loans on the terms and subject to the conditions of this Agreement; and

WHEREAS, the Required Lenders party hereto have indicated their willingness to consent to the amendments to the Credit Agreement further described in Section 2(c) below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.

Making of the 2015-1 Incremental Term Loans. Subject to the terms and conditions set forth herein, the 2015-1 Incremental Term Loan Lenders agree to make the 2015-1 Incremental Term Loans to the Borrower on the Amendment No. 3 Effective Date (it being agreed that such 2015-1 Incremental Term Loans shall be funded at 99% of the principal amount thereof and, notwithstanding said discount, all calculations hereunder and under the Credit Agreement with respect to the 2015-1 Incremental Term Loans, including the accrual of interest and the repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof).

2.	Terms of the 2015-1 Incremental Term Loans and Credit Agreement Amendments. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	The 2015-1 Incremental Term Loans shall have terms identical to the Initial Tranche B Term Loans (after giving effect to Amendment No. 3) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Tranche B Term Lenders, of the Credit Agreement and the other Loan Documents. Each reference to a “Tranche B Term Loan” or “Tranche B Term Loans” in the Loan Documents shall be deemed to include the 2015-1 Incremental Term Loans and each reference to “Tranche B Term Lender” or “Tranche B Term Lenders” in the Loan Documents shall be deemed to include the 2015-1 Incremental Term Loan Lenders, and the definitions of the terms “Tranche B Term Loan” and “Tranche B Term Lender” in Section 1.1 of the Credit Agreement shall be deemed modified to include the 2015-1 Incremental Term Loans and 2015-1 Incremental Term Loan Lenders, respectively.

(b)	Section 2.3 of the Credit Agreement is hereby amended and restated as follows:

Repayment of Tranche B Term Loans. The Borrower shall repay the Tranche B Term Loans in installments on each March 31, June 30, September 30 and December 31 of each year, commencing with June 30, 2014 and ending on the Tranche B Maturity Date, in an aggregate principal amount equal to (i) in the case of each such installment due prior to the Amendment No. 3 Effective Date, 0.25% of the aggregate principal amount of Tranche B Term Loans made on the Closing Date, (ii) in the case of each such installment due after the Amendment No. 3 Effective Date and prior to the Tranche B Maturity Date, $1,638,539.04, and (iii) in the case of the installment due on the Tranche B Maturity Date, the entire remaining balance of the Tranche B Term Loans; provided that any such installment may be reduced as a result of a prepayment in accordance with Section 2.17(b).

(c)	The definitions of “Repricing Premium” and “Repricing Transaction” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“ “Repricing Premium” means, in connection with a Repricing Transaction, a premium (expressed as a percentage of the principal amount of such Tranche B Term Loans to be prepaid) equal to the amount set forth below:

(a) on or prior to the six month anniversary of the Amendment No. 3 Effective Date, 1.0%;

(b) thereafter, 0%.”

“ “Repricing Transaction”: (i) any prepayment of the Tranche B Term Loans using proceeds of a substantially concurrent incurrence of syndicated term loan facility Indebtedness by the Borrower (other than any Indebtedness incurred in connection with a Change of Control or a full refinancing of the Tranche B Term

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Loans in connection with an Acquisition or Restricted Payment) for which the interest rate payable thereon on the date of such prepayment is lower than the Eurodollar Rate on the date of such prepayment plus the Applicable Margin with respect to the Tranche B Term Loans and (ii) any repricing of the Tranche B Term Loans pursuant to an amendment thereto (other than any Indebtedness incurred in connection with a Change of Control or a full refinancing of the Tranche B Term Loans in connection with an Acquisition or Restricted Payment) resulting in the interest rate payable thereon on the date of such amendment being lower than the Eurodollar Rate on the date immediately prior to such amendment plus the Applicable Margin with respect to the Tranche B Term Loans.”

(d)	The definitions of “ABR” and “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement are hereby amended by adding, immediately after the words “Initial Tranche B Term Loans” appearing in the proviso in each such definition, the following: “and the 2015-1 Incremental Term Loans”.

(e)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“2015-1 Incremental Term Loans” shall have the meaning assigned to such term in Amendment No. 3.

“Amendment No. 3” shall mean Amendment No. 3 to this Agreement, dated February 27, 2015, among Borrower, the Administrative Agent, the other Loan Parties party thereto and the 2015-Incremental Term Loan Lenders.

“Amendment No. 3 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 3.

3.	Effective Date Conditions.

This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent, the 2015-1 Incremental Term Loan Lenders and the Required Lenders;

(ii)	the Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement and the incurrence of the 2015-1 Incremental Term Loans, (B) certifying that the certificate or articles of incorporation and by-laws of the Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (v), (vi) and (vii) below;

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(iii)	(A) all fees and out-of-pocket expenses for which invoices have been presented prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.5 of the Credit Agreement or any other letter agreement in connection with this Agreement shall have been paid or reimbursed and (B) all accrued and unpaid interest, fees or other amounts then due and payable in respect of the Tranche B Term Loans outstanding immediately prior to effectiveness of this Agreement, to the extent not otherwise waived, shall have been paid;

(iv)	the Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(v)	each of the representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as of the Effective Date as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date);

(vi)	the representations and warranties in Section 5 of this Agreement shall be true and correct in all material respects as of the Effective Date; and

(vii)	no Event of Default shall exist on the Effective Date immediately before and after giving effect to the effectiveness hereof.

4.	Use of Proceeds of 2015-1 Incremental Term Loans. The net cash proceeds of the 2015-1 Incremental Term Loans shall be used by the Borrower (a) to redeem the outstanding Senior Notes of the Borrower called for redemption by the Borrower prior to the date hereof (and pay any premiums, interest, fees or expenses in connection with such redemption), (b) to pay any premium, interest, fees or expenses related to this Agreement and (c) the excess, if any, for other purposes not prohibited by the Credit Agreement.

5.	Representations and Warranties. By its execution of this Agreement, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement, and each other Loan Document executed or to be executed by it in connection with this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

6.

Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For

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greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

7.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.1 of the Credit Agreement.

8.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

9.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY HERETO.

10.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

11.	Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

12.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.	Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 7 above).

[signature pages to follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:	/s/ Bruce F. Nardella
	Name:	Bruce F. Nardella
	Title:	President and Chief Executive Officer

NMH HOLDINGS, LLC, as Holdings

By:	/s/ Bruce F. Nardella
	Name:	Bruce F. Nardella
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

ADULT DAY HEALTH, INC.
CALIFORNIA MENTOR FAMILY HOME AGENCY, LLC
COMMUNITY REINTEGRATION SERVICES, INC.
(f/k/a REM Management, Inc.)
CORNERSTONE LIVING SKILLS, INC. FAMILY ADVOCACY SERVICES, LLC
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
ILLINOIS MENTOR COMMUNITY SERVICES, INC.
INSTITUTE FOR FAMILY CENTERED SERVICES, INC.
LOYD’S LIBERTY HOMES, INC.
MASSACHUSETTS MENTOR, LLC
MENTOR MANAGEMENT, INC.
MENTOR MARYLAND, INC.
NATIONAL MENTOR HEALTHCARE, LLC NATIONAL MENTOR HOLDINGS, LLC
NATIONAL MENTOR SERVICES HOLDINGS, LLC
NATIONAL MENTOR SERVICES, LLC
NATIONAL MENTOR, LLC
OHIO MENTOR, INC.
REM ARROWHEAD, INC.
REM CENTRAL LAKES, INC.
REM COMMUNITY OPTIONS, LLC
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM DEVELOPMENTAL SERVICES, INC.

[Signature Page to Amendment No. 3 to Credit Agreement]

REM EAST, LLC
REM HEARTLAND, INC.
REM HENNEPIN, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM INDIANA, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM MARYLAND, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OCCAZIO, INC.
REM OHIO, INC.
REM OHIO WAIVERED SERVICES, INC.
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM WEST VIRGINIA, LLC
REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
SOUTH CAROLINA MENTOR, INC.
TRANSITIONAL SERVICES, LLC
UNLIMITED QUEST, INC.
CAREMERIDIAN, LLC
CENTER FOR COMPREHENSIVE SERVICES, INC.
MENTOR ABI, LLC
PROGRESSIVE LIVING UNITS SYSTEMS-NEW JERSEY, INC.

By:	/s/ Bruce F. Nardella
Name:	Bruce F. Nardella
Title:	Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK, PLC, as Administrative Agent and a 2015-1 Incremental Term Loan Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Jenna Yoo
	Name:	Jenna Yoo
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

3i US Senior Loan Fund, L.P.

as a Lender

By:	3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Avery Point II CLO, Limited

as a Lender

BY:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA NA, as a Lender

By:	/s/ David H. Strickert
	Name:	David H. Strickert
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Blackstone / GSO Global Dynamic Credit Funding Ltd

as a Lender

By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-2, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-3, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-1, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-2, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-3, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-4, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-1, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-2, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-3, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-4, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-1, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-4, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-5, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Catlin Re Switzerland Ltd, as a Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

[Signature Page to Amendment No. 3 to Credit Agreement]

Catlin Underwriting Agencies LTD, as a Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

[Signature Page to Amendment No. 3 to Credit Agreement]

Citi Loan Funding JT VI LLC,

as a Lender

By: Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

COA Summit CLO Ltd

as a Lender

BY: 3i Debt Management US, LLC, as its Collateral Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CDO 14 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CDO 15 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CLO 16, L.P.

as a Lender

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CLO 17 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CLO 18 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CLO 19 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CLO 20 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Cent CLO 22 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as a Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

DDJ ARVO HIGH YIELD FUND, L.P., as a Lender

BY: DDJ/GP Arvo High Yield, LLC, its General Partner
BY: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

CATERPILLAR INC. MASTER RETIREMENT TRUST, as a Lender

By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

DISTRICT OF COLUMBIA RETIREMENT BOARD, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

STICHTING PENSIOENFONDS HOOGOVENS, as a Lender

By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

HOUSTON MUNICIPAL EMPLOYEES PENSION SYSTEM, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

DDJ CAPITAL MANAGEMENT GROUP TRUST – HIGH YIELD INVESTMENT FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

J.C. PENNEY CORPORATION, INC. PENSION PLAN TRUST, as a Lender

By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

PRINCIPAL FUNDS, INC. – GLOBAL DIVERSIFIED INCOME FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

RUSSELL GLOBAL HIGH INCOME BOND POOL, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

RUSSELL INSTITUTIONAL FUNDS, LLC – RUSSELL HIGH YIELD BOND FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

RUSSELL INVESTMENT COMPANY - RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

SEARS HOLDINGS PENSION TRUST, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

SEARS CANADA INC. REGISTERED RETIREMENT PLAN, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

[Signature Page to Amendment No. 3 to Credit Agreement]

AGF Floating Rate Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance CDO X PLC
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Floating-Rate Income Plus Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Floating-Rate Income Trust
By Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Senior Income Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Grayson & Co
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KP Fixed Income Fund
By: Eaton Vance Management As Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

MET Investors Series Trust-Met/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management
as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Pacific Select Fund-Floating Rate Loan Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Pacific Life Funds-PL Floating Rate Loan Fund
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Steven Leveille
	Name:	Steven Leveille
	Title:	Assistant Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Columbia Funds Variable Series Trust II-Variable Portfolio-Eaton Vance Floating Rate Income Fund
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

ELM CLO 2014-1, LTD., as a Lender

By:	/s/ John C. Kelty
	Name:	John C. Kelty
	Title:	Authorized Signatory

If a second signature is necessary:

[Signature Page to Amendment No. 3 to Credit Agreement]

Federated Bank Loan Core Fund

as a Lender

By:	/s/ B. Anthony Delserone, Jr.
	Name:	B. Anthony Delserone, Jr.
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund, as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series, as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Franklin Templeton Limited Duration Income Trust, as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ MADELINE LAM
	Name:	MADELINE LAM
	Title:	VICE PRESIDENT

[Signature Page to Amendment No. 3 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Birchwood Park CLO, Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

BJC Pension Plan Trust

as a Lender

BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Blackstone / GSO Secured Trust Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Blackstone / GSO Senior Floating Rate Term Fund

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Blackstone / GSO Senior Loan Portfolio

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

BLACKSTONE TREASURY ASIA PTE. LTD.

as a Lender

BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P.

as a Lender

By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

BLACKSTONE/GSO STRATEGIC CREDIT FUND

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Bowman Park CLO, Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Callidus Debt Partners CLO Fund VI, Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Delaware Life Insurance Company

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Emerson Park CLO Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Gramercy Park CLO Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Musashi Secured Credit Fund Ltd.

as a Lender

BY: GSO Capital Advisors LLC, as Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

PPG Industries, Inc. Pension Plan Trust

as a Lender

BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Sheridan Square CLO, Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Stewart Park CLO, Ltd. as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Thacher Park CLO, Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

HILDENE CLO I, LTD

as a Lender

BY: Hildene Leveraged Credit, LLC as Collateral Manager

By:	/s/ Jeffrey Byrne
	Name:	Jeffrey Byrne
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Hildene CLO III LTD.

as a Lender

By: Hildene Leveraged Credit, LLC as Collateral Manager

By:	/s/ Jeffrey Byrne
	Name:	Jeffrey Byrne
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Jamestown CLO V Ltd.

as a Lender

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Fraser Sullivan CLO VII Ltd.

as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Jamestown CLO I Ltd.

as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Jamestown CLO III Ltd.

as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Jamestown CLO IV Ltd.

as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

John Hancock Global Short Duration Credit Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Chase Bank N.A. as Trustee of the JPMorgan Chase Retirement Plan, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Specialist Investment Funds - JPMorgan Senior Loan Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Senior Secured Loan Fund Limited, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Tax Aware High Income Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Global Strategic Bond Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Short Duration High Yield Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Global Bond Opportunities Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Senior Secured Loan Fund, A Series Trust of JPMorgan Trust 2, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Short Duration High Yield Securities Master Investment Trust (Bond), as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Floating Rate Income Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Strategic Income Opportunities Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Specialist Investment Funds - JPMorgan Multi Sector Credit Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Unconstrained Debt Fund, as a Lender

By:	/s/ James P Shanahan
	Name:	James P Shanahan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KVK CLO 2012-1, Ltd as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KVK CLO 2012-2, LTD. as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KVK CLO 2013-1, Ltd as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KVK CLO 2013-2 LTD. as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KVK CLO 2014-1 Ltd. as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

KVK CLO 2014-2 Ltd. as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM X Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

[ ], as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XIV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XVI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

[ ], as a Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

[Signature Page to Amendment No. 3 to Credit Agreement]

LCM XVII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
[ ], as a Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife Global Strategic Balanced Yield Fund as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife US Fixed Income Private Trust

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

JHF II Diversified Strategies Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife Floating Rate Income Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife Global Tactical Credit Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife Investments Trust - Floating Rate Income Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife U.S. Dollar Floating Rate Income Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Manulife U.S. Tactical Credit Fund

as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

OPPENHEIMER MASTER LOAN FUND, LLC, as a Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to Amendment No. 3 to Credit Agreement]

ORIX CORPORATE CAPITAL INC., as a Lender

By:	/s/ John C. Kelty
	Name:	John C. Kelty
	Title:	Authorized Signatory

If a second signature is necessary:

[Signature Page to Amendment No. 3 to Credit Agreement]

RP9 Loan Funding LLC

as a Lender

By:	Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Aon Hewitt Group Trust - High Yield Plus Bond Fund

as a Lender

By:	Sankaty Advisors, LLC as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH

as a Lender

BY:	Sankaty Advisors, LLC as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Avery Point III CLO, Limited

as a Lender

BY:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Avery Point IV CLO, Limited

as a Lender

BY:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Avery Point V CLO, Limited

as a Lender

BY:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

CASTLE HILL IV CLO, LIMITED

as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Catholic Health Initiatives Master Trust

as a Lender

BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

CHI Operating Investment Program L.P.

as a Lender

BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

FirstEnergy System Master Retirement Trust

as a Lender

By: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Google Inc.

as a Lender

By: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Race Point V CLO, Limited

as a Lender

BY:	Sankaty Advisors LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Race Point VI CLO, Limited

as a Lender

By:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Race Point VII CLO, Limited

as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Race Point VIII CLO, Limited

as a Lender

BY: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

San Francisco City and County Employees’ Retirement System

as a Lender

BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Sankaty Senior Loan Fund (SRI), L.P.

as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Sankaty Senior Loan Fund Public Limited Company

as a Lender

By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Sankaty Senior Loan Fund, L.P.

as a Lender

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Sunsuper Pooled Superannuation Trust

as a Lender

By: Sankaty Advisors, LLC, Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Suzuka INKA

as a Lender

By: Sankaty Advisors, LLC, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to Amendment No. 3 to Credit Agreement]

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND, as a Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to Amendment No. 3 to Credit Agreement]

SSD LOAN FUNDING LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

SSOMF Loan Funding LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender
By: apg Asset Management US Inc.

By:	/s/ Michael Leiva
Name:	Michael Leiva
Title:	Portfolio Manager

THL Credit Wind River 2012-1 CLO Ltd.

as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Samantha Hogfelt
	Name:	Samantha Hogfelt
	Title:	Head of Investment Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

THL CREDIT WIND RIVER 2013-1 CLO LTD.

as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Samantha Hogfelt
	Name:	Samantha Hogfelt
	Title:	Head of Investment Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

THL Credit Wind River 2014-1 CLO Ltd.

as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ Samantha Hogfelt
	Name:	Samantha Hogfelt
	Title:	Head of Investment Operations

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

UBS AG, Stamford Branch, as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director
Banking Products Services, US

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director
Banking Products Services, US

[Signature Page to Amendment No. 3 to Credit Agreement]

VENTURE XII CLO, Limited

as a Lender

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]

Venture XVII CLO Limited

as a Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Credit Agreement]